UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-22335)

Evermore Funds Trust
(Exact name of registrant as specified in charter)

89 Summit Avenue
Summit, New Jersey 07901
(Address of principal executive offices) (Zip code)

Eric LeGoff
89 Summit Ave, 3rd Floor
Summit, New Jersey 07901
(Name and address of agent for service)

(866) 383-7667
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  January 1, 2020 through June 30, 2020

Item 1. Reports to Stockholders.

Evermore Global Value Fund
Semi-Annual Report  •  June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Evermore Global Value Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website: www.EVERMOREGLOBAL.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Evermore Global Value Fund electronically at any time by contacting your financial intermediary (such as a broker dealer or bank) or, if your account is held directly with Evermore Global Value Fund, by calling the Fund at 866-EVERMORE (866-383-7667).

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, please contact your financial intermediary to continue receiving paper copies of your shareholder reports. If you invest directly with Evermore Global Value Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling the Evermore Global Value Fund at 866-EVERMORE (866-383-7667). Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary. You must provide separate instructions to each of your financial intermediaries.

Table of Contents

Shareholder Letter & Management Discussion of Fund Performance (Unaudited)	1
Performance Information (Unaudited)	11
Sector Allocation (Unaudited)	12
Expense Example (Unaudited)	13
Schedule of Investments (Unaudited)	14
Statement of Assets and Liabilities (Unaudited)	18
Statement of Operations (Unaudited)	19
Statements of Changes in Net Assets (Unaudited)	20
Financial Highlights (Unaudited)	21
Notes to Financial Statements (Unaudited)	23
Trustees and Executive Officers (Unaudited)	34
Additional Information (Unaudited)	36
Privacy Notice (Unaudited)	37

Evermore Global Value Fund

Elements of Our Investment Approach

At Evermore Global Advisors, we seek to leverage our deep operating and investing experience, and extensive global relationships to identify and invest in special situations – companies around the world that have compelling valuations and are undergoing strategic changes which we believe will unlock value.

Seeking to Generate Value . . .

•
Catalyst-Driven Investing.  We do more than simply pick undervalued stocks and hope for their prices to rise.  We invest in companies where we have determined a series of catalysts exist to unlock value.  The catalysts we look for are not broadly recognized, but they are likely to have a significant impact on a stock’s performance over time.  Catalysts may include management changes, shareholder activism, and operational and financial restructurings (e.g., cost-cutting, asset sales, breakups, spinoffs, mergers, acquisitions, liquidations, share buybacks, recapitalizations, etc.).

Supporting Our Active Value Orientation . . .

•
Original Fact-Based Research.  We conduct our own, original fact-based research to validate management’s stated objectives and identify catalysts to unlock value.  We also perform detailed business segment analysis on each company we research.

•
Business Operating Experience.  Our senior team has hands-on business operating experience; including starting and managing businesses, sitting on company boards, and assisting management of multi-national corporations restructure their businesses.  We rely on this experience to better evaluate investment opportunities.

•
A Global Network of Strategic Relationships.  Over the past 25+ years, members of our investment team have developed extensive global networks of strategic relationships, including individuals and families that control businesses, corporate board members, corporate management, regional brokerage firms, press contacts, etc.  We leverage these relationships to help generate ideas and better evaluate investment opportunities.

•
We Invest Like Owners.  When we are interested in an investment opportunity, we get to know the management team of the company, study the company’s business model, evaluate the competitive and regulatory environment, and test and crosscheck everything the management team tells us against our own experience.  We ask ourselves if we would want to own the entire company.  If the answer is No, we will not invest in the company.

•
Not Activists, Often Collaborators.  We almost always take the approach of collaborative engagement with management, rather than taking an aggressive activist stance.  On limited occasions, when we are not satisfied with the efforts of the incumbent company leadership, we may work with other shareholders to help facilitate change.

Executing Our Approach . . .

•
Concentration Maintains Focus.  Focused and disciplined investing means knowing our businesses intimately and staying patient as the process of value creation unfolds.  We maintain focus by typically investing in 30 to 40 names with a high percentage of investments in our top 10 holdings.

•
Investing Across the Capital Structure.  We evaluate all components of a company’s capital structure to determine where the best risk-adjusted return potential exists.  At times, we may invest in multiple parts of a company’s capital structure (e.g., investing in both a company’s debt and equity).

•
Targeting Complex Investment Opportunities.  We often research family-controlled holding companies or conglomerates that are often under-researched and/or misunderstood, which can create gaps between price and value.

•
Merger Arbitrage and Distressed Companies.  We may take advantage of announced merger and acquisition deals where an attractive spread (difference) exists between the market price and the announced deal price for the target company.  We also look for opportunities in distressed companies that have filed or may file for bankruptcy, distressed companies involved in reorganizations or financial restructurings, and distressed companies that emerged from bankruptcy or reorganization.

•	Tactically Managing Cash Levels. We are not afraid to hold significant cash positions when it makes sense for the Fund.

Evermore Global Value Fund

A Letter from the Portfolio Manager

David Marcus
Portfolio Manager

“The four most dangerous words in investing are: ‘This time it’s different.’” – Sir John Templeton

“If you’re not willing to react with equanimity to a market price decline of 50% two or three times a century, you’re not fit to be a common shareholder and you deserve the mediocre result you’re going to get.” – Charlie Munger

Dear Shareholder:

I hope you and your loved ones are well during this most challenging time.  The novel coronavirus (“COVID-19”) pandemic has created a health, economic and social crisis the likes of which none of us have ever seen.  The virus has touched the Evermore family directly – several colleagues in our office had family members with confirmed cases earlier this year.  Thankfully, everyone recovered, and our stories did not end with sad outcomes.  Hopefully, the same can be said for everyone reading this letter.  We wish you all the best – please be safe and healthy.

As far as Evermore’s business is concerned, it continues to operate seamlessly largely due to the robust Business Continuity Plan we have had in place for many years.  As we saw the pandemic ramp up in the middle of the first quarter, we again conducted a variety of emergency preparedness drills to confirm our ability to work remotely for the foreseeable future.  We had installed our teleconference infrastructure last year, which gives us the ability to efficiently engage with each other, as well as outside parties, on a daily basis.  If anything, we’re engaged with each other longer every day, certainly more outside of normal business hours, because of the convenience and ease-of-use of this platform.

So, our foundation is very strong.  We’ve been able to focus all of our energies on how we can best position our portfolio to take advantage of dislocations in certain markets, especially Europe, which has not enjoyed the rebound from its lows like the U.S. and other markets.  We are sticking to our stripes and are behaving as we usually do, as informed investors, leveraging the lessons we have learned from previous crisis periods to guide our actions.

This Unprecedented Crisis Can Still Present Investment Opportunities

We’ve all seen that in most crisis periods investor sentiment turns to an “end-of-the-world, this time is different” mode of thinking.  Usually, I dismiss that common market chatter, but not now.  This time, I do believe, is truly different.  From an economic standpoint, this crisis is far worse than the 2008 Financial Crisis, as it has a global reach and the recovery from its devastation will likely take much longer.  That said, there have also been unprecedented responses to the crisis from governmental, health, corporate and other bodies.

On the healthcare side, we have seen what normally would be construed as draconian measures – school, bar, restaurant, and retail establishment closings; shelter in place and social distancing guidelines; curfews; etc.  We have also seen an aggressive focus on COVID-19 testing, finding therapeutics and treatments, and acceleration of vaccine research.  The global healthcare industry is singularly focused on this crisis.  There are enormous resources coming from both the public and private sectors to try to mitigate the carnage of this pandemic.

On the economic side, in the U.S. and other parts of the world, we have seen governments deploy record levels of stimulus and direct cash payments to individuals.  They have increased unemployment benefits and doled out hundreds of billions of dollars in loans to small businesses.  It is imperative that governments continue to implement and establish additional bailout/stimulus programs to reduce the impact of the crisis for the most vulnerable citizens and businesses.

All of this is unprecedented.

A resolution to both the health and economic crisis will take time, but I truly believe that the enormous horsepower behind finding solutions will translate into a return to a new normal sooner than the most experts and pundits expect.  And so, yes, today’s crisis is different.  But every crisis brings a chance to find pockets of opportunity – that always stays the same.

For Evermore, with a confidence that this crisis will pass like the others before it, the key is to remain calm, keep a long-term perspective, and to buy when others are panicking.  That is why we always approach periods of uncertainty ready to respond and take advantage of what we deem to be irrational stock price declines.

And today, this is absolutely the case.  The COVID-19 pandemic, because it has impacted virtually everyone on the planet, will likely turn into one of history’s greatest special situations events for long term investors.  We believe there will be tremendous opportunities in companies going through strategic change, such as refocusing their business lines, restructuring, and selling or spinning off non-core assets.  In other cases, we expect to see new management teams replace those that are not rising to the occasion to manage their businesses during this crisis period.  We also expect to see a new wave of mergers and acquisitions (“M&A”), liquidations and recapitalizations.

In fact, Bloomberg reported in early April that Chinese companies were gearing up for M&A opportunities in Europe, as the pandemic has left many European companies cash strapped and asset prices have declined sharply.

So yes, we believe this is a great time to be a special situations investor.

Our Portfolio Management Response to the Crisis

For much of the first quarter, we witnessed widespread indiscriminate selling, and we understand why it happened.  Many with their careers on the line, and with their stomachs in their throats, were forced to hit the SELL button at the very moment the darkest rain clouds were passing.  We absolutely know that there were tons of levered portfolios out there that became forced sellers at any price.  Margin calls were made around the world.  We know exchange-traded fund (“ETF”) trading volumes were enormous, adding to the volatility.  But because of this disproportionate sell pressure, we believe that the exodus went too far.  This was the case around the world, but especially in Europe, which started the year at a much cheaper valuation than the U.S.  and other parts of the world.  During the first quarter, small-cap Europe was as cheap as we can remember ever seeing it.

As our investor partners, I believe it is vitally important for you to know the tactics we employed during the first quarter.

After posting strong performance in 2019, our shipping stocks hurt us right out of the gate in January.  Daily fixture rates for tanker and dry bulk companies went down precipitously due to significant declines in demand from China.  But then, Saudi Arabia and Russia announced substantial oil production increases.  As a result of record levels of oil production and reduced demand, this oil needed to be stored somewhere.  Given the limited land-based storage capacity, Saudi Arabia started chartering oil tankers, which drove up day rates for a time during the second quarter from about $20,000 to eventually over $300,000 – a boon for Frontline and Scorpio Tankers, two of the Fund’s largest holdings.  However, starting in late April, Saudi Arabia, Russia and OPEC+ eventually agreed to cut oil production, which led to a decline in day rates.

The investment team’s primary focus in Q1 was performing a deep-dive review on the entire portfolio.  As fundamentals change, as catalysts change, we reassess.  We layered an analysis of likely first and second-derivative effects of COVID atop our portfolio holdings, and then rolled up the aggregate exposures related to their businesses, their customers, their suppliers and their finances.  We realigned our analysis of balance sheets across our holdings, assessing available vs. phantom liquidity and the runways for any looming debt maturities.

We decided that we needed to have more firepower (i.e. cash) to take advantage of what we expected to see in the coming months.  Our aim was to do the same thing we did back in early 2016 – start selling certain portfolio positions we liked in order to buy and own the things we currently loved.  This reconstruction occurred over several weeks and we dramatically changed the complexion of the Fund’s portfolio characteristics and exposures.  Specifically, we sold investments that were commodity-driven, cyclical in nature, or had catalysts that included balance sheet transformations.  These exits included makers of chemicals, certain aerospace-related industrials, offshore oil drillers, Asian casino gaming businesses, among others.

We believe this reduction of cyclical or financial restructuring situations will have a profound impact on the Fund, which is left with a tighter group of names that have real potential to deliver attractive outcomes for investors over time.  The changes we made also have substantially reduced the balance sheet leverage in aggregate for the entire portfolio.

Global markets generally posted solid returns in the second quarter, as economic stimulus plans, easing of COVID-19 lockdowns, and early signs of economic recovery fueled investor optimism.  U.S. markets posted a strong recovery in Q2, with Europe following close behind.  The European Union (“EU”) recently updated its rescue package and increased the total size of the Recovery Fund program to €750 billion. This is an unprecedented collaboration amongst the EU member countries for a stimulus package that includes significant grants and loans.

The Fund also posted solid performance in the quarter, although it considerably lagged the performance of its benchmark indices.  While the Fund’s year-to-date performance has been disappointing, I am very pleased with how the Fund’s portfolio is currently constructed.  I believe the modifications we made to the portfolio in Q1 and Q2 to address the impact of the pandemic, combined with the new positions we added, has the portfolio well-positioned to outperform over the coming quarters and beyond.

Despite the strong gains achieved in the second quarter, volatility remained high, which gave us the opportunity to add to existing positions, reduce and exit certain positions, and initiate new positions.  Our second quarter investment performance, as well as several of the portfolio moves mentioned above, are highlighted in the portfolio review set forth below.

The impacts from the COVID-19 pandemic are still being digested, with so many potential outcomes for so many aspects of our daily lives.  From an investing standpoint, while the pandemic has had and will continue to have dire consequences for many businesses across the globe, it also has and will continue to present opportunities for others.  We are seeing a dramatic acceleration in the types of corporate catalysts that have historically generated some of the best returns in the portfolio and we believe the stage is set for this to continue with a potentially steeper trajectory than in years past.

As an example, just look at some of the news across our portfolio:  Atlantic Sapphire, the land-based salmon farming group, will begin harvesting the first of what will ultimately be record levels of this unique means of production from its U.S.-based facility in the coming weeks.  Modern Times Group has grown its mobile and online gaming businesses at far higher rates than it (or we) anticipated as gamers of all ages look for alternatives to their normal activities during this unprecedented time.  IAC/InterActive Corp. spun-off to shareholders its stake in Match.com.  And one of the world’s preeminent private equity firms, KKR & Co., continues to deploy, harvest and raise record levels of capital.

Increased Engagement with Our Portfolio Companies

In addition to our internal research and analysis efforts, our engagement with management of our portfolio companies has been critical to making better informed decisions.  I have to tell you, shelter in place and international travel bans have had one profound effect on our research process – the ease of scheduling phone and video calls with C-suite management, chairmen, board members, large shareholders, has never been better.  Everyone is working from home!

Ease of access has really aided our ability to get finer nuance on our portfolio companies.  Because we have many long-term relationships with these business leaders and have been in consistent contact with them in both good and tough times, we find that we are often prioritized to the top of their list of shareholder calls they will take.

So, as we have been cycling through our CEOs in the portfolio, we have gained clarity on how they are thinking today, and, they’ve provided invaluable perspectives to better inform tomorrow.  These calls also help us understand some critical characteristics of our portfolio company management teams.  For example, some CEOs are really what we call “Good Time Charlies” – they are very good at running their business when things are going well.  However, the moment there is a stressful period or an exogenous factor thrown into the mix, they really do not know how to function, and often make some terrible decisions.

Other managers rise to the occasion.  They showcase fantastic leadership and they get ahead of a problem. They truly exemplify “War Time” leadership.

So, what are our companies doing and saying?  Well, across most of our conversations, there is not a lot of panic, that’s for certain.  The actions many CEOs are taking are geared more towards preservation rather than growth, right now at least.  They acknowledge that they need to be quick, agile, and should double down on their best businesses.  They are thinking about their competitive advantages and pressing them.  They are also looking ahead and thinking tactically and strategically.

I truly believe, after all of this, there is going to be a new wave of M&A and industry consolidations.  There are going to be stronger and healthier big businesses out there buying other participants that are very much hobbled.  Right now, there are many companies that do not have a lot of cash on hand, and one by one, those that barely survive are going to be cherry picked, especially if they have franchise value.

Portfolio Highlights for the Six Months Ended June 30, 2020

As of June 30, 2020, the Fund had $276 million in net assets and 36 issuer positions.  As of quarter-end, 71.7% of the Fund’s invested assets were in micro capitalization (< $300 million) and small capitalization (between $300 million and $2 billion) companies; 15.2% were in mid capitalization (between $2 billion and $10 billion) companies; and 13.1% were in large capitalization (> $10 billion) companies.  Set forth below please find the following geographic and strategy classification breakdowns (shown as a % of Fund net assets) as of June 30, 2020.

Region Exposure	Strategy Classification

Country Exposure

The charts above are shown as a percentage of the invested portfolio. Market capitalization and geographic region exposure are subject to change

The extreme volatility and significant declines in stock market prices during the first six months of the year provided an opportunity to re-evaluate all of our portfolio holdings and re-allocate capital to existing and new positions from investments that were commodity-driven, cyclical in nature, or had catalysts that included balance sheet transformations.  These exits included chemical makers, certain aerospace-related industrials, offshore oil drillers, Asian casino gaming businesses, among others.  In addition, these moves afforded us the opportunity to reduce the overall leverage across the Fund’s portfolio.  During the first six months of 2020, the Fund initiated six (6) new positions and exited twelve (12) portfolio positions.

New Positions Initiated During the Six Months Ended June 30, 2020:

•
Aimia (Country: Canada; Ticker: AIM CN), a tax-asset-rich, publicly traded investment vehicle which, under recently reconstituted leadership, is diversifying away from its history as a customer loyalty solutions provider

•
Aker BioMarine AS (Country: Norway; Ticker: AKBMME NO), a vertically integrated producer of krill-based animal feed additives, nutritional supplements, proteins, and pet foods (see investment summary below)

•	Calumet Specialty Products Partners, L.P. (Country: U.S.; Ticker: CLMT US), a producer and distributor of specialty hydrocarbon products in North America and internationally

•	LPKF Laser & Electronics AG (Country: Germany; Ticker: LPK GY), a designer and manufacturer of laser systems in Germany, Rest of Europe, North America, Asia, and internationally

•	PharmaSGP Holding SE (Country: Germany; Ticker: PSG GY), a manufacturer of non-chemical, over-the-counter drugs, and other healthcare products (see investment summary below)

•	Telia Co. AB (Country: Sweden; Ticker: TELIA SS), a provider of communication services in Sweden, Finland, Norway, Denmark, Lithuania, and Estonia

Below please find a discussion of the Fund’s Aker BioMarine and PharmaSGP investments.

Aker BioMarine AS Investment Summary

Based in Norway, Aker BioMarine (“ABM”) had been wholly owned by Aker ASA prior to its initial public offering (“IPO”) in late June, whereby approximately 20% of the company was listed on the Norwegian Merkur exchange.  The Fund participated in this IPO, which we believe was completed at a compelling valuation given the company’s clear market leadership, strong management, and long runway of demand growth for its high-margin products.

Krill are paperclip-sized crustaceans that sit squarely at the bottom of the food chain.  While they can be found in all the world’s oceans, they gather in massive swarms in Antarctic waters, which is the only economically viable area for krill fishing.  Krill oil and krill meal have long served a role in aquaculture feed, but in recent years have become “superfoods” of sorts for the unique forms of omega-3 fatty acids they contain, and their association with heart, joint, and brain health.  For instance, whereas the fatty acids (DHA and EPA) in fish oil are in triglyceride form, the same fatty acids in krill oil are found in the form of phospholipids, which is widely believed to help increase their absorption and effectiveness.  Further benefits unique to krill oil include: (1) the antioxidant astaxanthin, which has been shown to have anti-inflammatory properties; (2) choline, which supports proper cell structure and promotes cardiovascular, liver, and cognitive health; and (3) an ability to reduce “bad” cholesterol (LDL) levels among users.

ABM has three krill harvesting vessels and captures approximately 70% of the world’s krill catch, whereas the remaining 30% is shared among 13 vessels from all the other operators.  This clear scale advantage is actually not due to vessel size, but around know-how and ABM’s unique processing technologies aboard its ships that allow for the removal of significant water weight from the harvest (ABM holds 76 industry patents).  The result is an operation with unmatched cost and carbon footprint efficiencies.  The $200+ million combined price tag for each of a harvest and support vessel appears to us as cost prohibitive for a total market this modest in size.  And as a result, we do not expect fights over market share, and anticipate that price competition will stay muted for the foreseeable future.

Once harvested, ABM converts its krill into feed additives as well as krill oil, the latter through its Houston, TX processing plant which produces fully 80% of the world’s krill oil.  Already with significant control over the raw material, ABM moved to vertically integrate with its 2019 acquisition of Lang Pharma Nutrition.  With Lang, ABM brought in-house a full service, mass market private label and corporate brand manufacturer for dietary supplement and pharma nutrition products.  Founded in 1984 and based in Rhode Island, Lang has built strong relationships with retailers such as Walmart, Target, CVS, Walgreens, Sam’s Club, and Costco.  The end result is margin stability: retailers purchase branded krill oil under contracted pricing and terms from the firm that has long helped to manage the broader—and very profitable— vitamin and supplement category for them.  And on the cost side, some 65-70% of the company’s costs are fixed (and with a hedging program in place for a portion of its expected fuel consumption).  As a firm with considerable experience investing in aquaculture, we at Evermore find this type of stability to be extremely unique within the industry.

While the Fund is not specifically SRI-focused, we recognize there is real opportunity to create stakeholder value among those companies making a positive impact to our globe.  To this end, we will note that ABM proudly carries certifications from both the MSC (https://www.msc.org) and Friend of the Sea (https://friendofthesea.org).  And aside from promoting human health, its products are also used to make fish and shrimp grow more efficiently and can displace other protein sources such as soy which is quite CO2 intensive to grow.  Going one step further, management believes its mission of doing good helps attract the very best talent to its team, which should help sustain ABM’s lead in the industry.

Pro-forma for the IPO, the company had a quarter-end enterprise value of 12 billion in Norwegian Krone (NOK).  Looking out to 2024, we believe the company can generate north of NOK 2 billion in earnings before interest, taxes, depreciation and amortization (“EBITDA”), which includes zero EBITDA contribution for the valuable brands it is building – Kori krill oil and QPAWS dog food.  It also excludes any contribution from its for-human-consumption protein business which shows significant promise.  We believe the combination of its leading market share and margins, backdrop of significant growth, strong and ESG-aligned management team, and real optionality around investments in new ventures over the medium term, creates a situation that will reward shareholders for years to come.

PharmaSGP Holding SE Investment Summary

We initiated our position in PharmaSGP Holdings, a newly listed pure-play pharmaceutical health company with a €380 million market cap.  The company has a broad portfolio of chemical free, over the counter (“OTC”) healthcare products with core brands that cover chronic indications including pain, erectile dysfunction, vertigo and age-related ailments.  As a result of our extensive relationship network in Europe, Evermore was afforded unique access to one of the biggest IPOs in Germany this year.  Our due diligence was the culmination of numerous meetings and discussions with the company’s CEO, CFO and Founder over the past five months leading up to the IPO.

PharmaSGP has secured a first-mover advantage and has one of the largest portfolio of products and pharmaceutical marketing authorizations for new products in Europe.  In Germany, and in the core markets in Western Europe in which the company operates, OTC healthcare products can be only sold exclusively in pharmacies.  The regulatory environment serves as a natural barrier to entry as the sale of these products are strictly controlled.  Specifically, under the German Pharmacy Act, large pharmacy chains or consumer multinational companies are prohibited from entering Germany.

The company is the market leader in its core markets in Europe (Germany, France, Italy, Spain Belgium, Austria).  PharmaSGP has a solid business model (asset light, highly scalable) and is characterized by a high free cash flow conversion (over 90%) with minimal capital expenditure requirements and working capital needs.  We believe PharmaSGP came to the market at a compelling valuation trading at a 25% discount to its closest comparable peer and at least a 45% discount to our intrinsic value estimate.

Positions Exited During the Six Months Ended June 30, 2020:

•	Aurelius Equity Opportunities SE (Country: Germany; Ticker: AR4 GY)
•	Bombardier Inc. (Country: Canada; Ticker: BBD/B CN)
•	Borr Drilling Ltd. (Country: Norway; Ticker: BDRILL NO)
•	Corteva Inc. (Country: U.S.; Ticker: CTVA US)
•	Dow Inc. (Country: U.S.; Ticker: DOW US)
•	DuPont de Nemours Inc. (Country: U.S.; Ticker: KRA US)
•	Kraton Corp. (Country: U.S.; Ticker: KRA US)
•	Northern Drilling Ltd. (Country: Norway; Ticker: NODL NO)
•	Navios Maritime Partners LP (Country: Greece; Ticker: NMM US)
•	Par Pacific Holdings Inc. (Country: U.S.; Ticker: PARR US)
•	The Walt Disney Company (Country: U.S.; Ticker: DIS US)
•	Universal Entertainment Corp. (Country: Japan; Ticker: 6425 JP)

With respect to Corteva, Dow and DuPont, COVID-19 related shutdowns that started in China painted an ominous picture for the global macro landscape, and we exited our positions in these three companies that comprised the former DowDupont (DWDP) beginning in February.  Additionally, numerous channel checks we performed indicated that various supply chains were being disrupted and stressed, a poor sign for three companies that are very global in nature.  In retrospect, we remain generally happy with managements execution of many of the fundamental tenets of our original investment thesis in DWDP – the separations and spins were completed on time, the restructuring programs were well executed, and capital allocation across the three companies is much more streamlined and shareholder friendly today than in the past.  Unfortunately, big picture issues that started with the U.S. - China trade war and remain today with the global collapse in macroeconomic activity has severely impacted each of the former DWDP companies.  We will continue to remain close to each company and could reenter one or more of the aforementioned positions should an opportunity present itself.

We decided to move on from our position in Kraton, a specialty chemicals company, in the first quarter for many of the same reasons as discussed above for Corteva, Dow and DuPont.  The bottom line is the prospects of the company are tied to global gross domestic product for which we have limited visibility today.

With the severe decline in oil prices, exploration budgets that would continue to be significantly pressured, and balance sheet concerns (pushing out the timing of our original thesis), we also decided to exit our positions in Borr Drilling and Northern Drilling during the first quarter.  The Fund was able to exit both of these positions at substantially higher prices than where they closed at quarter-end (e.g., we started selling our position in Borr Drilling in late January at NOK 64 and sold our last shares in February at NOK 35.12 as compared to its low of NOK 2.65 on March 18th and closing price of NOK 5.03 on March 31st).

Although we have respect for the company’s management and its long-term strategy, during the second quarter, the investment case for Par Petroleum (“Par”) became overwhelmed by two simultaneous factors.  First, the stay-at-home directives resulting from the pandemic meaningfully dampened gasoline and jet fuel demand in Par’s markets, pressuring crack spreads and reducing fixed cost leveraging across the company’s refining network.  Second, the gyrations in global oil markets created significant uncertainty as to Par’s ability to capture positive differentials across its crude slate.  As a result, we decided to exit the position.  We plan to reassess this investment when the dust settles, but in the meantime, we have redeployed the proceeds into more compelling situations.

The Fund exited its position in The Walt Disney Company (“DIS”) during the second quarter.  Disney faces challenges of unknown duration in several businesses due to COVID-19; theme parks around the world are shut down or operating at a very limited capacity, Hollywood studio production has come to a standstill, professional and collegiate sports leagues in the U.S. are attempting to operate in uncharted waters, and movie theaters face an increasingly unknown future.  While we remain positive on the transformation that is ongoing at Disney, we made the decision to allocate capital to other ideas in the portfolio given the aforementioned business challenges.

After a comprehensive review of the Fund’s portfolio, we decided to exit our Navios Maritime Partners position during the second quarter in order to initiate several more compelling new positions that we have been closely monitoring that became significantly cheaper during the COVID-19 crisis.

Bottom Line

Although we are very frustrated with the Fund’s performance thus far this year, we believe the changes we made to the Fund’s portfolio over the first six months of the year leaves the Fund well-positioned to benefit from the abundance of value creating catalysts that exist across the portfolio.  Our decision to exit a number of positions provided the opportunity to take advantage of some extreme dislocations in the market caused by the COVID-19 panic selling.  This allowed us to deploy capital into a number of compelling new investments, several of which were discussed above.  Overall, we believe our portfolio has never been as “cheap” or catalyst-rich since we started the Fund in 2010.

Please reach out to Adam Ermanis aermanis@evermoreglobal.com or me with any questions. In this time of home confinement, we are here to be helpful in any way we can.

Thank you for your continued support and confidence.

Wishing you and your families all the best during this challenging time.

David E. Marcus
Portfolio Manager

Management’s Discussion of Fund Performance

Global stock markets were extremely volatile during the first six months of 2020 due to the impact of the COVID-19 pandemic.  Institutional Class shares of the Evermore Global Value Fund (“EVGIX”) were down 23.48% for the six months ended June 30, 2020. As shown in the chart below, the Fund’s year-to-date investment performance significantly lagged the performance of its benchmarks and peers, including the MSCI All Country World Index ex USA (“MSCI ACWI ex USA”), the MSCI All Country World Index (“MSCI ACWI”), the HFRX Event Driven Index (“HFRX ED”), and the Morningstar World Small/Mid Stock Category Average.

Three of the top five contributors to Fund performance in 2020 were European companies and two were U.S. Companies.  Three of the top five detractors to Fund performance were European companies and two were U.S. companies.  The Fund’s foreign currency forward contract positions and portfolio hedges contributed to Fund performance during the first six months of 2020.  The largest contributors and detractors to Fund performance for the first six months of the year were:

Top Contributors to Fund Performance	Top Detractors From Fund Performance
IAC/InterActiveCorp (U.S.)	Scorpio Tankers Inc. (Monaco)
Emergent Capital Inc. (U.S.)	Scorpio Bulkers Inc. (Monaco)
Gamesys Group plc (U.K.)	Par Pacific Holdings Inc. (U.S.)
Modern Times Group MTG AB (Sweden)	Kraton Corp. (U.S.)
Tikehau Capital (France)	Constellium SE (France)

Please find a discussion below about several of the largest contributors and largest detractors to Fund performance for the six months ended June 30, 2020.

IAC/InterActiveCorp (IAC US) was the Fund’s largest contributor to performance during the six months ended June 30, 2020.  IAC is a holding company, with equity stakes in Angi Homeservices (ANGI US), Vimeo, Dotdash, Care.com, and many other internet and technology-based businesses. we entered 2020 with a long position in the IAC “stub”; that is, a long position in IAC against short positions (commensurate to their stakes) in Match Group (MTCH US) and ANGI.  The extreme volatility in the second quarter presented us with an opportunity to cover our short positions, and we realized an aggregate gain on the short side of the trade.  On the long side, IAC rallied strongly into the spinoff of its stake in MTCH on June 30th.  We remain shareholders of IAC, as the stock reflects little or no value for its “stub” assets, which we believe are quite conservatively worth around $4 billion.  And, with about $4 billion in net cash sitting on IAC’s balance sheet, we look forward to seeing how Barry Diller and company choose to shape the “new” IAC.

Gamesys Group plc (GYS LN) was the Fund’s third largest contributor to performance in the first half, with shares appreciating by 21.5% in the period.  Gamesys is a $1.2 billion market capitalization UK-based operator of real-money online bingo and casino games worldwide.  We highlighted Gamesys in the Fund’s Q1 2020 commentary as a company we believed would benefit substantially from the pandemic, as people stay at home and seek new sources of entertainment.  The online gambling industry has also benefitted from the cessation of live sports, as sports bettors seek alternatives.

As it turns out, in its first quarter financial update, Gamesys disclosed 19% revenue growth during the period, which notably only included a few weeks of lockdown in core markets.  Though Gamesys will not report its half year results until mid-August, some peers have reported a continuation of trends into the second quarter.  For instance, 888 Holding plc, which operates similar business lines in similar markets, saw approximately 34% year-over-year revenue growth in the first half.  We highlight that the largest driver of Gamesys’ topline growth has stemmed from new player accounts, which we believe will prove sticky even when the pandemic subsides.

The strength the business is currently experiencing should shift forward Gamesys’ medium term 1-2x leverage targets, which once met, will mean significant capital return to shareholders.  With shares still trading at a double-digit free cash flow yield, and with significant business improvement taking place in real time, we believe shares remain extremely attractive.

Modern Times Group MTG AB (MTGB SS), this Swedish holding company with Esports competition and gaming assets, was the Fund’s fourth largest contributor to investment performance for the six months ended June 30, 2020.  While the Esports segment continues to face a tough environment with large scale venue competitions shut down due to COVID-19 directives by local governments, we believe MTG’s online and mobile gaming businesses continue to be strong as more people stay home during the pandemic crisis.  During the second quarter, a Germany-based activist fund called Active Ownership Capital amassed a 6.75% stake in MTG and is now pushing for board representation to accelerate the transformation of this undervalued group of assets.  In June, MTG announced a one-year agreement with Epic Games for a new Fortnite tournament series.  The deal follows numerous successful test events with Epic Games over the past year.  This deal will encompass tournaments that will initially be held online and then later combine with Dreamhack’s (Esports subsidiary) physical events as COVID-19 restrictions are lifted.

During the recent Annual General Meeting, there were substantial changes made to the board of directors.  The board is now comprised of three new, highly credentialed professionals that can provide fresh perspectives.  Further, MTG has temporarily suspended its Strategic Review due to the COVID-19 crisis. The company is currently working to determine if they should sell, list or spin off the gaming assets to shareholders.  We continue to believe that MTG, with its growing Esports and gaming businesses, as well as a net cash position representing almost 25% of its market cap, continues to be misunderstood by the market.  We believe MTG is extremely well positioned to take advantage of M&A opportunities as both the gaming and Esports industries evolve.

Scorpio Tankers (STNG US), one of the world’s largest product tanker operators, was the largest detractor to Fund performance for the six months ended June 30, 2020.  COVID-19 has caused significant demand destruction in oil and other refined oil products which resulted in contango for diesel, jet fuel and gasoline forward prices that made floating storage an attractive option for traders and refiners.  We saw the positive impact on spot rates at the end of March and April, which pushed rates higher to unprecedented levels.

Starting in late April, Saudi Arabia, Russia and OPEC+ eventually agreed to cut oil production which led to the contango trade to dissipate, which negatively impacted spot rates and STNG’s stock price.  While current rates are no longer at record high levels, we believe STNG secured attractive rates during the second quarter and we expect the company to generate significant cash flows, a view that has been dismissed by the broader market.  In addition, STNG has reached an agreement with scrubber manufacturers to delay the purchase and installation of 19 scrubbers until at least 2021 in order to take advantage of the current environment.

Scorpio Bulkers (SALT US), a dry bulk cargo operator, was the second largest detractor to Fund performance for the six months ended June 30, 2020.  The most notable news occurred in June when the company raised $76 million of additional equity.  While an equity raise was not a dire necessity in our view, Scorpio Bulkers wanted to establish a strong liquidity runway and flexibility well into 2023 (at current depressed levels) in case there is a prolonged recovery from COVID-19.  With this cash raise, SALT boosted its liquidity position to over $200 million, of which $180 million is in cash and its residual stake in Scorpio Tankers.  We believe the equity injection should allow SALT to refinance its debt and prepay some of its scheduled amortization, which in turn should help to negotiate future debt amortization relief from a position of strength.  Management and insiders participated in the deal (at the same terms) and contributed to 20% of the equity raise.

As of June 30, 2020, the Fund’s ten largest issuer positions were as follows:

Security	Country	Sector	% Net Assets
Atlantic Sapphire AS	Norway	Consumer Staples	9.59%
Modern Times Group MTG AB - B Shares	Sweden	Communication Services	8.00%
Emergent Capital, Inc.	USA	Financials	6.72%
MagnaChip Semiconductor Corp.	South Korea	Information Technology	4.78%
Nordic Entertainment Group AB - Class B	Sweden	Communication Services	4.53%
IAC InterActive Corp.	USA	Communication Services	4.34%
Fagron NV	Belgium	Health Care	3.98%
S&T AG	Austria	Information Technology	3.86%
Gamesys Group Plc	United Kingdom	Consumer Discretionary	3.22%
Vivendi SA	France	Communication Services	2.99%

At June 30, 2020, the Fund’s cash position stood at approximately 1.85%.

Opinions expressed are those of Evermore Global Advisors and are subject to change, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Earnings growth is not representative of the Fund’s future performance.

Cash Flow – the total amount of money being transferred into an out of a business, especially as affecting liquidity.

Return on Equity – A measure of the profitability of a business in relation to the equity

While the Fund is no load, management fees and other expenses still apply. Please refer to the prospectus for further details.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.  Investing in smaller companies involves additional risks such as limited liquidity and greater volatility.  The Fund may make short sales of securities, which involve the risk that losses may exceed the original amount invested in the securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities. Due to the focused portfolio, the fund may have more volatility and more risk than a fund that invests in a greater number of securities. Additional special risks relevant to the fund involve derivatives and hedging. Please refer to the prospectus for further details.  This report is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Evermore Global Value Fund summary prospectus or prospectus which contains more complete information about the Fund’s investment objectives, risks, fees and expenses.

Please refer to the Schedules of Investments for complete holdings information. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The MSCI All-Country World ex-US Index (MSCI AWCI ex USA) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the US. The Index consists of 45 developed and emerging market countries. The Index is net of foreign withholding taxes on dividends.

The MSCI All-Country World Index (MSCI AWCI) is an unmanaged index comprised of 48 country indices, including 23 developed and 25 emerging market country indices, and is calculated with dividends reinvested after deduction of holding tax. The index is a trademark of Morgan Stanley Capital International and is not available for direct investment.

Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. The HFR Event-Driven (Total) Index is being used under license from Hedge Fund Research, Inc. which does not approve or endorse Fund.

Morningstar World Stock Category – an international fund having more than 20% of stocks invested in the United States.

It is not possible to invest directly in an index.

Past performance does not guarantee future results.

“EBITDA” is the acronym for earnings before interest, taxes, depreciation and amortization.  “Market Cap” is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share.  “Free cash flow” is earnings before depreciation, amortization, and non-cash charges minus maintenance capital expenditures.

Must be preceded or accompanied by a prospectus.

Evermore Global Advisors, LLC is the advisor to the Evermore Global Value Fund, which is distributed by Compass Distributors, LLC.

Evermore Global Value Fund
PERFORMANCE INFORMATION (Unaudited)

Value of $10,000 vs. MSCI All-Country World Index ex USA & HFRX Event Driven Index

Total Annualized Returns For the Periods Ended June 30, 2020:

					Since	Value of
					Inception	$10,000
	1 Year	3 Year	5 Year	10 Year	(1/1/2010)	(6/30/2020)
Investor Class	-15.72%	-6.77%	0.60%	3.81%	2.65%	$13,159
Institutional Class	-15.52%	-6.54%	0.84%	4.08%	2.90%	$13,496
MSCI All-Country World Index ex USA	-4.80%	1.13%	2.26%	4.97%	3.57%	$14,450
HFRX Event Driven Index	9.02%	0.15%	1.38%	2.08%	1.91%	$12,196

This chart illustrates the performance of a hypothetical $10,000 investment made in the Investor Class shares on January 1, 2010, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index. Index returns do not reflect the effects of fees and expenses. It is not possible to invest directly in an index.

Evermore Global Value Fund
SECTOR ALLOCATION* as a Percentage of Total Portfolio at June 30, 2020 (Unaudited)

*
Data is expressed as a percentage of total portfolio.  Data expressed excludes collateral on loaned securities, written options and forward foreign currency contracts.  Please refer to the Schedule of Investments, Schedule of Options Written and Schedule of Forward Foreign Currency Contracts for more details on the Fund’s individual holdings.

Evermore Global Value Fund
EXPENSE EXAMPLE for the Six Months Ended June 30, 2020 (Unaudited)

As a shareholder of the Evermore Global Value Fund (the “Fund”), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including investment advisory fees, distribution fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/20 – 6/30/20).

Actual Expenses

The first line of the table on the next page provides information about actual account values based on actual returns and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem shares less than 90 calendar days after you purchase them. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	1/1/20	6/30/20	1/1/20 – 6/30/20*
Investor Class Actual*	$1,000	$ 764.40	$6.80
Investor Class Hypothetical (5% annual return before expenses)	$1,000	$1,017.16	$7.77

Institutional Class Actual*	$1,000	$ 765.20	$5.66
Institutional Class Hypothetical (5% annual return before expenses)	$1,000	$1,018.45	$6.47

*
Expenses are equal to the Fund’s expense ratios for the most recent six-month period of 1.55% for Investor Class shares and 1.29% for Institutional Class shares multiplied by the average account value over the period multiplied by 182/366 (to reflect the one-half year period).

Evermore Global Value Fund
SCHEDULE OF INVESTMENTS at June 30, 2020 (Unaudited)

Shares		Value
COMMON STOCKS – 93.1%

Capital Markets – 5.4%
298,967	Tikehau Capital SCA (France)(2)	$8,061,306
225,562	KKR & Co, Inc. – Class A (United States)	6,965,355
		15,026,661
Consumer Finance – 2.0%
16,710,000	Emergent Capital, Inc. (United States)(1)(5)	5,514,300

Diversified Telecommunication Services – 2.7%
2,557,381	ICE Group AS (Norway)(1)	3,932,287
756,628	Telia Co. AB (Sweden)	2,825,723
7,060,631	Net1 International Holdings AS (Norway)(1)(3)(8)(10)	586,842
		7,344,852
Electronic Equipment,
Instruments & Components – 2.0%
250,346	LPKF Laser & Electronics AG (Germany)	5,428,364

Energy Equipment & Services – 0.6%
9,917,061	Magseis Fairfield ASA (Norway)(1)	1,590,810

Food Products – 14.3%
2,030,227	Atlantic Sapphire AS (Norway)(1)	26,471,363
670,442	Aker BioMarine AS (Norway)(1)	8,069,474
886,459	Salmones Camanchaca SA (Chile)(8)	5,065,348
		39,606,185
Hotel, Restaurants & Leisure – 4.8%
834,073	Gamesys Group Plc (United Kingdom)(1)	8,877,735
2,561,942	Codere SA Restricted (Spain) (Acquired 08/03/2016
	through 12/03/2019, cost $19,315,625)(1)(3)(8)(9)(10)	4,518,975
		13,396,710
Industrial Conglomerates – 6.5%
2,028,685	Bollore SA (France)	6,372,690
95,253	Lifco AB – B Shares (Sweden)	6,031,129
95,357	EXOR NV (Netherlands)	5,446,645
		17,850,464
Life Sciences Tools & Services – 2.3%
2,872,107	Enzo Biochem, Inc. (United States)(1)(5)	6,433,520

Marine – 9.4%
1,186,661	Genco Shipping & Trading, Ltd. (United States)	7,452,230
1,050,426	Frontline, Ltd. (Norway)(2)	7,331,973
488,303	Star Bulk Carriers Corp. (Greece)(2)	3,222,800
244,860	Scorpio Tankers, Inc. (Monaco)	3,136,657
170,910	Scorpio Bulkers, Inc. (Monaco)	2,614,923
2,811,197	Navios Maritime Containers LP (Greece)(1)(5)	2,277,070
		26,035,653
Media – 20.0%
2,037,083	Modern Times Group MTG AB –
	B Shares (Sweden)(1)	22,101,811
409,386	Nordic Entertainment Group AB –
	Class B (Sweden)(1)	12,521,196
35,058	IAC InterActiveCorp. (United States)(1)	11,337,757
321,304	Vivendi SA (France)(4)	8,244,858
536,196	Aimia, Inc. (Canada)(1)	1,173,027
		55,378,649
Metals & Mining – 2.1%
739,430	Constellium SE (France)(1)	5,678,822

Oil, Gas & Consumable Fuels – 1.6%
1,930,022	Calumet Specialty Products
	Partners LP (United States)(1)	4,400,450

Pharmaceuticals – 5.9%
523,031	Fagron NV (Belgium)	10,988,540
148,000	PharmaSGP Holding SE (Germany)(1)	5,279,301
		16,267,841
Professional Services – 3.0%
383,684	AF Poyry AB (Sweden)(1)	8,235,153

Semiconductors &
Semiconductor Equipment – 6.6%
1,282,510	MagnaChip Semiconductor Corp. (South Korea)(1)	13,209,853
339,167	Xperi Holding Corp. (United States)(4)	5,006,105
		18,215,958
Technology Hardware,
Storage & Peripherals – 3.9%
416,219	S&T AG (Austria)(1)	10,661,731
TOTAL COMMON STOCKS
(Cost $260,372,795)		257,066,123

Principal
Amount
CORPORATE OBLIGATIONS – 4.5%

Consumer Finance – 4.5%
$12,916,709	Emergent Capital, Inc.
	8.500%, 7/15/2021 (United States)(8)	12,361,890
TOTAL CORPORATE OBLIGATIONS
(Cost $12,650,682)		12,361,890

Shares
WARRANTS – 0.2%

Consumer Finance – 0.2%
4,344,786	Emergent Capital, Inc.,
	Expiration: July, 2025,
	Exercise Price $0.20
	(United States)(1)(3)(8)(10)	675,836
TOTAL WARRANTS
(Cost $0)		675,836

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund
SCHEDULE OF INVESTMENTS at June 30, 2020 (Unaudited), Continued

		Notional
Contracts(6)		Value	Value
CALL OPTIONS PURCHASED – 0.4%
75	IAC InterActiveCorp.,
	Expiration: October, 2020,
	Strike Price $290.00
	(United States)	$4,851,000	$373,500
40	IAC InterActiveCorp.,
	Expiration: January, 2021,
	Strike Price $280.00
	(United States)	2,587,200	260,200
500	Scorpio Tankers, Inc.,
	Expiration: December, 2020,
	Strike Price $18.00
	(United States)	640,500	75,000
500	Scorpio Tankers, Inc.,
	Expiration: December, 2020,
	Strike Price $20.00
	(United States)	640,500	56,250
1,000	Frontline Ltd/Bermuda,
	Expiration: August, 2020,
	Strike Price $8.00
	(United States)	698,000	32,500
750	Star Bulk Carriers Corp.,
	Expiration: November, 2020,
	Strike Price $9.00
	(United States)(8)	495,000	30,000
750	Star Bulk Carriers Corp.,
	Expiration: November, 2020,
	Strike Price $10.00
	(United States)(8)	495,000	24,375
2,200	DHT Holdings, Inc.,
	Expiration: July, 2020,
	Strike Price $9.00
	(United States)	1,128,600	5,500
5,000	United States Oil Fund LP,
	Expiration: July, 2020,
	Strike Price $4.00
	(United States)	14,030,000	2,500
TOTAL CALL OPTIONS PURCHASED
(Cost $1,959,651)			859,825

PUT OPTIONS PURCHASED – 0.0%(11)
7,000	Invesco Senior Loan ETF,
	Expiration: July, 2020,
	Strike Price $17.00
	(United States)	14,945,000	35,000
5,000	Invesco CurrencyShares Euro
	Currency Trust,
	Expiration: July, 2020,
	Strike Price $100.00
	(United States)	52,995,000	7,500
TOTAL PUT OPTIONS PURCHASED
(Cost $1,646,604)			42,500

Shares
SHORT-TERM INVESTMENT – 2.5%

Money Market Fund – 2.5%
7,015,587	First American Treasury Obligations Fund –
Class X, 0.08%(7)	7,015,587
TOTAL SHORT-TERM INVESTMENT
(Cost $7,015,587)	7,015,587

SECURITIES HELD AS COLLATERAL ON
LOANED SECURITIES – 6.9%

Money Market – 6.9%
19,125,770	First American Government
Obligations Fund, Class X, 0.09%(7)	19,125,770
TOTAL SECURITIES HELD AS COLLATERAL ON
LOANED SECURITIES
(Cost $19,125,770)	19,125,770

TOTAL INVESTMENTS IN SECURITIES – 107.6%
(Cost $302,771,089)	297,147,531
Liabilities in Excess of Other Assets – (7.6)%	(21,041,413)
TOTAL NET ASSETS – 100.0%	$276,106,118

Percentages are stated as a percent of net assets.
(1)	Non-income producing security.
(2)
All or a portion of this security is on loan. At June 30, 2020 the total value of securities on loan was $18,080,500, which represents 6.5% of total net assets. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(3)	These securities were fair valued in good faith by the Adviser’s Valuation Committee. The aggregate value of these securities at June 30, 2020 were $5,781,653, which represents 2.1% of net assets.
(4)
All or a portion of this security was segregated as collateral for written options. Written options are collateralized with fully paid securities and cash with a value of $5,517,617 and $1,700,441 respectively at June 30, 2020.

(5)	Affiliated company as defined by the Investment Company Act of 1940. Please refer to Note 6 for further disclosures related to these affiliated securities.
(6)	100 shares per contract.
(7)	Seven-day yield as of June 30, 2020.
(8)	The Advisor has deemed a portion of these securities as illiquid. These securities have a value of $23,263,266, which represents 8.4% of total net assets at June 30, 2020.
(9)	This security is restricted. This security has a value of $4,518,975, which represents 1.6% of total net assets at June 30, 2020.
(10)	Value determined using significant unobservable inputs.
(11)	Less than 0.1%.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund
SCHEDULE OF INVESTMENTS at June 30, 2020 (Unaudited), Continued

COUNTRY ALLOCATION for Investments in Securities at June 30, 2020 (Unaudited)

Country	Long Exposure
United States^	31.6%
Sweden	18.7%
Norway	17.4%
France	10.2%
South Korea	4.8%
Belgium	4.0%
Germany	3.9%
Austria	3.9%
United Kingdom	3.2%
Monaco	2.1%
Netherlands	2.0%
Greece	2.0%
Chile	1.8%
Spain	1.6%
Canada	0.4%
Total	107.6%

Percentages are stated as a percent of net assets.
^	United States allocation includes Short-Term Investment-Money Market Fund of 2.5% and Securities Held as Collateral on Loaned Securities of 6.9%

SCHEDULE OF OPTIONS WRITTEN at June 30, 2020 (Unaudited)

		Notional
Contracts(1)		Value	Value
PUT OPTIONS WRITTEN – (0.0%)(2)
7,000	Invesco Senior Loan ETF,
	Expiration: July, 2020,
	Strike Price $16.00
	(United States)	$14,945,000	$35,000
TOTAL PUT OPTIONS WRITTEN
(Premiums Received $1,034,090)			35,000
TOTAL OPTIONS WRITTEN
(Premiums Received $1,034,090)			$35,000

(1)	100 shares per contract.
(2)	Less than 0.1%.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund
SCHEDULE OF INVESTMENTS at June 30, 2020 (Unaudited), Continued

SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS at June 30, 2020 (Unaudited)

As of June 30, 2020, the Fund had the following forward currency contracts outstanding:

	Currency to be Received			Currency to be Delivered
			USD Value at			USD Value at	Net Unrealized
			June 30,			June 30,	Appreciation
Settlement Date	Amount	Currency	2020	Amount	Currency	2020	(Depreciation)
7/15/20	56,514,368	USD	$56,514,367	520,000,000	SEK	$55,815,010	$699,357	(a)
7/15/20	26,179,642	USD	26,179,642	246,000,000	NOK	25,559,202	620,440	(a)
7/15/20	70,676,875	USD	70,676,875	62,500,000	EUR	70,241,859	435,016	(a)
7/15/20	10,177,760	USD	10,177,760	8,000,000	GBP	9,913,796	263,964	(a)
7/15/20	1,122,099	USD	1,122,100	1,500,000	CAD	1,104,941	17,159	(a)
7/15/20	712,000	GBP	882,328	896,636	USD	896,636	(14,308	)(a)
7/15/20	53,000,000	SEK	5,688,838	5,710,837	USD	5,710,838	(22,000	)(a)
7/15/20	6,600,000	EUR	7,417,540	7,475,952	USD	7,475,952	(58,412	)(a)
7/15/20	60,000,000	NOK	6,233,952	6,312,978	USD	6,312,978	(79,026	)(a)
			$184,893,402			$183,031,212	$1,862,190

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
NOK	Norwegian Krone
SEK	Swedish Krona
USD	U.S. Dollars
(a)	Counterparty: forward foreign currency contracts outstanding with Bank of New York Mellon.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund
STATEMENT OF ASSETS AND LIABILITIES at June 30, 2020 (Unaudited)

ASSETS
Investments in unaffiliated securities, at value (cost $276,314,685)(1) (Note 2)	$282,922,641
Investments in affiliated securities, at value (cost $26,456,404) (Notes 2 and 6)	14,224,890
Unrealized appreciation on forward foreign currency contracts	2,035,936
Receivables:
Fund shares sold	32,031
Dividends and interest, net of foreign withholding taxes	156,451
Dividend reclaims	818,175
Due from broker	1,700,441
Securities lending income	9,375
Prepaid expenses	41,058
Total assets	301,940,998

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	173,746
Written options, at value (premiums received $1,034,090)	35,000
Payables:
Investment securities purchased	5,633,957
Fund shares redeemed	393,273
Collateral for securities out on loan, at value	19,125,770
Investment advisory fees	244,796
Administration fees	55,913
Custody fees	17,850
Distribution fees – Investor Class	6,903
Fund accounting fees	2,323
Transfer agent fees	37,045
Trustee fees	17,386
Other accrued fees	90,918
Total liabilities	25,834,880
NET ASSETS	$276,106,118

COMPONENTS OF NET ASSETS
Paid-in capital	$338,549,122
Total distributable loss	(62,443,004)
Net assets	$276,106,118
Investor Class:
Net assets	$32,396,766
Shares issued and outstanding (unlimited number of shares authorized without par value)	2,973,407
Net asset value	$10.90
Institutional Class:
Net assets	$243,709,352
Shares issued and outstanding (unlimited number of shares authorized without par value)	22,200,440
Net asset value	$10.98

(1)	The market value of securities out on loan was $18,080,500 as of June 30, 2020.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund
STATEMENT OF OPERATIONS for the Six Months Ended June 30, 2020 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of $447,134 foreign withholding taxes)
Unaffiliated securities	$2,733,426
Interest, unaffiliated securities	529,250
Securities lending income	63,454
Total investment income	3,326,130

EXPENSES (Note 3)
Investment advisory fees	1,973,823
Administration fees	160,433
Legal fees	116,935
Transfer agent fees	113,659
Distribution fees – Investor Class	53,063
Custody fees	40,950
Audit and tax fees	35,490
Trustee fees	32,396
Registration fees	31,122
Chief Compliance Officer fees	24,297
Insurance fees	15,106
Shareholder reporting fees	13,923
Miscellaneous fees	13,195
Fund accounting fees	4,914
Interest expense	2,212
Total expenses	2,631,518
Net investment income	694,612

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCIES,
FORWARD FOREIGN CURRENCY CONTRACTS, SECURITIES SOLD SHORT & WRITTEN OPTIONS
Net realized gain (loss) on:
Investments in unaffiliated securities	(49,824,413)
Investments in affiliated securities	(2,406,791)
Foreign currencies	(32,242)
Forward foreign currency contracts	43,679
Securities sold short	(17,985)
Written options	(11,825,222)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(88,487,775)
Investments in affiliated securities	(3,220,503)
Foreign currencies	13,227
Forward foreign currency contracts	6,152,324
Securities sold short	469,091
Written options	999,090
Net realized and unrealized gain (loss) on investments, foreign currencies,
forward foreign currency contracts, securities sold short & written options	(148,137,520)
Net decrease in net assets resulting from operations	$(147,442,908)

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	June 30,	December 31,
	2020#	2019
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$694,612	$5,065,740
Net realized gain (loss) on investments, foreign currency transactions,
forward foreign currency contracts, securities sold short & written options	(64,062,974)	5,715,810
Change in unrealized appreciation (depreciation) on investments, foreign currency
transactions, forward foreign currency contracts, securities sold short & written options	(84,074,546)	116,323,578
Net increase (decrease) in net assets resulting from operations	(147,442,908)	127,105,128

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 5)
Investor Class	—	(1,510,343)
Institutional Class	—	(14,602,798)
Total distributions to shareholders	—	(16,113,141)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares – Investor Class	(14,169,632)	(15,128,035)
Net decrease in net assets derived from net change in outstanding shares – Institutional Class	(157,308,181)	(8,325,084)
Total decrease in net assets from capital share transactions	(171,477,813)	(23,453,119)
Total increase (decrease) in net assets	(318,920,721)	87,538,868

NET ASSETS
Beginning of year	595,026,839	507,487,971
End of year	$276,106,118	$595,026,839

Summary of capital share transactions is as follows:

	Six Months Ended		Year Ended
	June 30, 2020#		December 31, 2019
Investor Class	Shares	Value	Shares	Value
Shares sold	310,214	$3,415,043	1,040,687	$13,446,400
Shares issued in reinvestment of distributions	—	—	102,560	1,411,232
Shares redeemed[1]	(1,635,668)	(17,584,675)	(2,280,470)	(29,985,667)
Net decrease	(1,325,454)	$(14,169,632)	(1,137,223)	$(15,128,035)

	Six Months Ended		Year Ended
	June 30, 2020#		December 31, 2019
Institutional Class	Shares	Value	Shares	Value
Shares sold	2,287,804	$25,408,141	8,376,165	$108,584,456
Shares issued in reinvestment of distributions	—	—	1,011,605	14,000,619
Shares redeemed[2]	(17,289,111)	(182,716,322)	(9,900,079)	(130,910,159)
Net decrease	(15,001,307)	$(157,308,181)	(512,309)	$(8,325,084)

#	Unaudited
[1]	Net of redemption fees of $1,725 and $5,596, respectively.
[2]	Net of redemption fees of $16,396 and $14,033, respectively.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund
FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year

Investor Class*
	Six Months
	Ended
	June 30,	Year Ended December 31,
	2020#	2019	2018	2017	2016	2015
Net asset value, beginning of period/year	$14.26	$11.70	$15.08	$13.03	$11.18	$10.52

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)**	0.01	0.09	0.06	(0.04)	0.11	0.04
Net realized and unrealized gain (loss)
on investments	(3.37)	2.83	(3.16)	2.48	1.86	0.79
Total from investment operations	(3.36)	2.92	(3.10)	2.44	1.97	0.83

LESS DISTRIBUTIONS
From net investment income	—	(0.10)	(0.06)	(0.03)	(0.11)	(0.11)
Net realized gains	—	(0.26)	(0.22)	(0.36)	(0.01)	(0.06)
Total distributions	—	(0.36)	(0.28)	(0.39)	(0.12)	(0.17)
Paid-in capital from redemption fees	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net asset value, end of period/year	$10.90	$14.26	$11.70	$15.08	$13.03	$11.18
Total return	(23.56)%[3]	25.05%	(21.07)%	18.72%	17.68%	7.88%

SUPPLEMENTAL DATA
Net assets, end of
period/year (thousands)	$32,397	$61,296	$63,584	$76,772	$60,826	$42,624
Portfolio turnover rate	13%[3]	28%	29%	26%	59%	57%

RATIO OF EXPENSES TO AVERAGE NET ASSETS[2]
Before expenses absorbed or recouped,
including interest and dividend expense	1.55%[4]	1.47%	1.44%	1.50%	1.51%	1.73%
Before expenses absorbed or recouped,
excluding interest and dividend expense	1.55%[4]	1.47%	1.44%	1.46%	1.49%	1.55%
After expenses absorbed or recouped,
including interest and dividend expense	1.55%[4]	1.47%	1.44%	1.50%	1.51%	1.73%
After expenses absorbed or recouped,
excluding interest and dividend expense	1.55%[4]	1.47%	1.44%	1.46%	1.49%	1.55%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS[2]
Before expenses absorbed or recouped,
including interest and dividend expense	0.14%[4]	0.69%	0.35%	(0.29)%	0.95%	0.35%
After expenses absorbed or recouped,
including interest and dividend expense	0.14%[4]	0.69%	0.35%	(0.29)%	0.95%	0.35%

Portfolio turnover is calculated for the Fund as a whole.
#	Unaudited
*	Prior to April 30, 2015, Investor Class shares were known as Class A shares.
**	Calculated using the average shares outstanding method.
[1]	Amount less than $0.01.
[2]	Does not include expenses of the investment companies in which the Fund invests.
[3]	Not Annualized
[4]	Annualized

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund
FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year, Continued

Institutional Class*
	Six Months
	Ended
	June 30,	Year Ended December 31,
	2020#	2019	2018	2017	2016	2015
Net asset value, beginning of period/year	$14.35	$11.77	$15.20	$13.10	$11.24	$10.57

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)**	0.02	0.12	0.09	(0.00)[1]	0.14	0.07
Net realized and unrealized gain (loss)
on investments	(3.39)	2.86	(3.30)	2.49	1.87	0.79
Total from investment operations	(3.37)	2.98	(3.21)	2.49	2.01	0.86

LESS DISTRIBUTIONS
From net investment income	—	(0.14)	0.001	(0.03)	(0.14)	(0.13)
Net realized gains	—	(0.26)	(0.22)	(0.36)	(0.01)	(0.06)
Total distributions	—	(0.40)	(0.22)	(0.39)	(0.15)	(0.19)
Paid-in capital from redemption fees	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net asset value, end of period/year	$10.98	$14.35	$11.77	$15.20	$13.10	$11.24
Total return	(23.48)%[3]	25.41%	(20.92)%	19.01%	17.94%	8.18%

SUPPLEMENTAL DATA
Net assets, end of
period/year (thousands)	$243,709	$533,731	$443,904	$530,269	$331,488	$262,927
Portfolio turnover rate	13%[3]	28%	29%	26%	59%	57%

RATIO OF EXPENSES TO AVERAGE NET ASSETS[2]
Before expenses absorbed or recouped,
including interest and dividend expense	1.29%[4]	1.22%	1.19%	1.25%	1.26%	1.48%
Before expenses absorbed or recouped,
excluding interest and dividend expense	1.29%[4]	1.22%	1.19%	1.21%	1.24%	1.31%
After expenses absorbed or recouped,
including interest and dividend expense	1.29%[4]	1.22%	1.19%	1.25%	1.26%	1.48%
After expenses absorbed or recouped,
excluding interest and dividend expense	1.29%[4]	1.22%	1.19%	1.21%	1.24%	1.31%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS[2]
Before expenses absorbed or recouped,
including interest and dividend expense	0.37%[4]	0.91%	0.60%	(0.02)%	1.20%	0.60%
After expenses absorbed or recouped,
including interest and dividend expense	0.37%[4]	0.91%	0.60%	(0.02)%	1.20%	0.60%

Portfolio turnover is calculated for the Fund as a whole.
#	Unaudited
*	Prior to April 30, 2015, Institutional Class shares were known as Class I shares.
**	Calculated using the average shares outstanding method.
[1]	Amount less than $0.01.
[2]	Does not include expenses of the investment companies in which the Fund invests.
[3]	Not Annualized
[4]	Annualized

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund
NOTES TO FINANCIAL STATEMENTS June 30, 2020 (Unaudited)

NOTE 1 – ORGANIZATION

The Evermore Global Value Fund (the “Fund”) is a series of shares of Evermore Funds Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end diversified management investment company.  The Fund commenced operations on January 1, 2010.  Evermore Global Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund.

The investment objective of the Fund is to seek capital appreciation by investing in securities from markets around the world, including U.S. markets.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

The Fund offers Investor Class and Institutional Class shares.  Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.  Investor Class shares have no sales charge.  Institutional Class shares have no sales charge and are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, certain financial intermediaries, endowments, foundations and corporations.  For Investor Class and Institutional Class shares, the offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares (both Investor Class and Institutional Class) held less than 90 days.  Prior to April 30, 2015, Investor Class shares were known as Class A and Institutional Class shares were known as Class I shares.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”).

A.
Investment Valuation and Fair Value Measurement.  All domestic equity securities that are traded on a national securities exchange, except those listed on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) Global Market® are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price on each business day.  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and ask prices will be used, except on days when the ask price is more than 10% greater than the bid price. In such instances, the Adviser will price the security based on the fair value determined by the Adviser’s Valuation Committee.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter (“OTC”) market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and ask price will be used, except on days when the ask price is more than 10% greater than the bid price. In such instances, the Adviser will price the security based on the fair value determined by the Adviser’s Valuation Committee.

The Fund invests substantially in securities traded on foreign exchanges (see “Foreign Currency Translation” below).  Investments that are primarily traded on foreign exchanges are generally valued in their local currencies as of the close of their primary exchange or market, or if there were no transactions on such day, at the mean between the bid and ask prices, except on days when the ask price is more than 10% greater than the bid price. In such instances, the Adviser will price the security based on the fair value determined by the Adviser’s Valuation Committee. The local prices are converted to U.S. dollars using the applicable currency exchange rates as of the close of the New York Stock Exchange (“NYSE”).  Exchange rates are provided daily by recognized independent pricing agents.  Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s exchange rate, and the relevant forward rates provided by an independent pricing service.

There may be less publicly available information about a foreign company than about a U.S. company.  Foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to, or as uniform as, those of U.S. issuers.  The number of securities traded, and the frequency of such trading, in non-U.S. securities markets, while growing in volume, is for the most part, substantially less in U.S. markets.  As a result, securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issues.  Transaction costs, the costs associated with buying and selling securities on non-U.S. securities markets may be higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund’s foreign investments may include both voting and non-voting securities, sovereign debt and participations in foreign government deals.  The Fund may have greater difficulty taking appropriate legal action with respect to foreign issuers in U.S. courts.

Evermore Global Value Fund
NOTES TO FINANCIAL STATEMENTS June 30, 2020 (Unaudited), Continued

For foreign securities traded on foreign exchanges, the Trust has selected Intercontinental Exchange’s Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Fund.  The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges.  The Fund utilizes a “trigger level”, which is a pre-determined percentage move in a specified index that must occur before foreign securities will be fair value priced using FVIS prices. The Fund utilizes a “confidence interval” when determining the use of the FVIS prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists.  FVIS provides the confidence interval for each security for which it provides a price.  If the FVIS provided price falls within the confidence interval, the Fund will value the particular security at that price.  If the FVIS provided price does not fall within the confidence interval, the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices. There were no foreign equities fair valued using FVIS as of June 30, 2020.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Adviser’s Valuation Committee.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees (“Board”).  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. The use of fair value pricing is approved by the Trust’s Board, and is in accordance with the provisions of the 1940 Act.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 —
Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. The types of assets generally included in this category are domestic equities listed in active markets and foreign equities listed in active markets that have not been fair valued using FVIS.

Level 2 —
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, credit risk, yield curves and similar data. The types of assets generally included in this category are bonds, financial instruments classified as derivatives and foreign equities fair valued using FVIS.

Level 3 —
Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or required significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, default rates and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may also include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Evermore Global Value Fund
NOTES TO FINANCIAL STATEMENTS June 30, 2020 (Unaudited), Continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the level inputs used to value the Fund’s net assets as of June 30, 2020 (see Schedule of Investments for industry breakout):

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$243,890,832	$8,069,474	$5,105,817	$257,066,123
Corporate Obligations	—	12,361,890	—	12,361,890
Warrants	—	—	675,836	675,836
Call Options Purchased	—	859,825	—	859,825
Put Options Purchased	—	42,500	—	42,500
Short-Term Investments	7,015,587	—	—	7,015,587
Investments Purchased With Proceeds
From Securities Lending Collateral	19,125,770	—	—	19,125,770
Total Investments in Securities	270,032,189	21,333,689	5,781,653	297,147,531
Unrealized appreciation on
Forward Foreign Currency*	—	2,035,936	—	2,035,936
Total Assets	$270,032,189	$23,369,625	$5,781,653	$299,183,467
Liabilities
Put Options Written*	$—	$35,000	$—	$35,000
Unrealized depreciation on
Forward Foreign Currency*	—	173,746	—	173,746
Total Liabilities	$—	$208,746	$—	$208,746

*	Forward foreign currency contracts are reflected at the unrealized appreciation (depreciation), while options written are reflected at value.

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Common Stocks	Warrants
Balance as of January 1, 2020	$8,268,846	$441,939
Purchases	—	—
Sales proceeds and paydowns	(4,504)	—
Realized gain (loss)	(22,134)	—
Change in unrealized appreciation (depreciation)	(3,136,391)	233,897
Transfers into/(out of) Level 3	—	—
Balance as of June 30, 2020	$5,105,817	$675,836
Change in unrealized appreciation (depreciation) during the
period for Level 3 investments held at June 30, 2020.	$(3,136,391)	$233,897

The Level 3 amounts disclosed in the table above consist of three securities that are fair valued in good faith, using significant unobservable inputs, by the Adviser’s Valuation Committee. The table below indicates the quantitative information about Level 3 fair value measurements for these securities:

					Market Value
		Valuation	Unobservable		Impact if Input
Investment Type	Fair Value	Methodology	Input Type	Inputs	Increases
Common Stock	$4,518,975	Market Approach	Last indicative firm offer	1.57 EUR	Increase
Common Stock	586,842	Market Approach	Last indicative firm offer	0.80 NOK	Increase
Warrant	675,836	Options pricing model	Illiquidity discount rate	25.00%	Decrease
			Default rate	2.90%	Decrease

B.
Option Writing. Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options may also be written on reference instruments that the writer does not own.

Evermore Global Value Fund
NOTES TO FINANCIAL STATEMENTS June 30, 2020 (Unaudited), Continued

When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium received and the amount paid for the closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

C.
Financial Derivative Instruments. The Fund may use derivative instruments for risk management purposes and as part of its investment strategies. Generally, derivatives are financial instruments whose value depends on, or is derived from, the value of one or more underlying assets, reference rates, or indices (a “reference instrument”) and may relate to stocks, bonds, interest rates, currencies, commodities or related indices. Derivative instruments allow the Fund to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument.

Derivative instruments may be used for “hedging,” which means that they may be used when the Adviser seeks to protect the Fund’s investments from a decline in value resulting from changes to interest rates, market prices, currency fluctuations or other market factors. Derivative instruments may also be used for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market, modify the effective duration of the Fund’s portfolio investments and/or enhance total return. However derivative instruments are used, their successful use is not assured and will depend upon, among other factors, the Adviser’s ability to gauge relevant market movements.

During the six months ended June 30, 2020, the Fund hedged most of its currency exposure through the use of forward foreign currency contracts. During the period, these forward foreign currency contracts have contributed negatively to Fund performance.

Statement of Assets and Liabilities

The following table shows the fair value of derivative instruments as of June 30, 2020 and their location on the Fund’s Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivative	Statement of Assets		Statement of Assets
Instruments	and Liabilities Location	Value	and Liabilities Location	Value
Foreign Exchange Contracts –	Unrealized appreciation on		Unrealized depreciation on
Forward foreign currency contracts	forward foreign		forward foreign
	currency contracts	$2,035,936	currency contracts	$173,746
Equity Contracts – Options	Investments in unaffiliated
	securities, at value	894,825	Written options, at value	35,000
Foreign Exchange Contracts – Options	Investments in unaffiliated
	securities, at value	7,500	Written options, at value	—
Total		$2,938,261		$208,746

Statement of Operations

The following table shows the effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2020:

	Amount of Realized Gain on Derivatives Recognized in Income
	Forward
	Foreign
	Currency	Written	Purchased
	Contracts	Options	Options*	Total
Foreign Exchange Contracts	$43,679	$—	$12,840	$56,519
Equity Contracts	—	(11,825,222)	19,763,463	7,938,241
Total	$43,679	$(11,825,222)	$19,776,303	$7,994,760

*	Included in net realized gain on investments in unaffiliated securities as reported on the Statement of Operations.

Evermore Global Value Fund
NOTES TO FINANCIAL STATEMENTS June 30, 2020 (Unaudited), Continued

	Change in Unrealized Appreciation or (Depreciation)
	on Derivatives Recognized in Income
	Forward
	Foreign
	Currency	Written	Purchased
	Contracts	Options	Options*	Total
Foreign Exchange Contracts	$13,227	$—	$(238,194)	$(224,967)
Equity Contracts	—	999,090	(1,858,632)	(859,542)
Total	$13,227	$999,090	$(2,096,826)	$(1,084,509)

*	Included in change in net unrealized appreciation (depreciation) on investments in unaffiliated securities as reported on the Statement of Operations.

The average monthly value outstanding of purchased and written options during the six months ended June 30, 2020 were as follows:

Purchased Options	$3,243,021
Written Options	$(941,627)

The average monthly notional value outstanding of forward foreign currency contracts during the six months ended June 30, 2020 was $178,544,116.

D.	Principal Risks from the Investments.

Currency Exchange Rate Risk – Foreign securities may be issued and traded in foreign currencies.  As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S.  For example, if the value of the U.S. dollar increases compared to a foreign currency, an investment traded in that foreign currency will decrease in value because it will be worth fewer U.S. dollars.  The Fund may also employ strategies intended to increase exposure to certain currencies. Such currency transactions involve additional risks, and the Fund’s strategies, if unsuccessful, may decrease the value of the Fund.

Derivative Investment Risk – Derivatives are subject to a number of risks, such as interest rate risk, market risk, credit risk, and foreign exchange risk.  Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund may lose more money than its initial investment in the derivative.  A small investment in a derivative could have a relatively large positive or negative impact on the performance of the Fund, potentially resulting in losses to Fund shareholders.

Emerging Market Risk – The risks of foreign investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. Emerging markets are generally smaller, less developed, less liquid, and more volatile than developed markets. For example, political and economic structures in these countries may be less established and may change rapidly.  These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility.  In fact, short-term volatility in these markets and declines of 50% or more are not uncommon.  Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

Foreign Securities Risk – Securities of companies located outside the U.S. involve additional risks that can increase the potential for losses in the Fund to the extent that it invests in these securities. Investments in foreign securities may be affected by currency controls and exchange rates; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.  To the extent that the Fund’s assets are significantly invested in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region.

Industrials Sector Risk – The Fund may invest to a significant extent in the industrials sector of the economy. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

E.
Offsetting Assets and Liabilities.  The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting

Evermore Global Value Fund
NOTES TO FINANCIAL STATEMENTS June 30, 2020 (Unaudited), Continued

Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The table below, as of June 30, 2020, discloses both gross information and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities and instruments and transactions that are subject to an agreement similar to a master netting agreement, as well as amounts related to collateral held at clearing brokers and counterparties.  For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statement of Assets and Liabilities.

Assets
Gross Amounts not
offset in the Statement of
	Gross	Gross	Net	Assets and Liabilities
	Amounts	Amounts	Amounts
	Presented	Offset	Presented
	in	in the	in the
	Statement	Statement	Statement
	of Assets	of Assets	of Assets
Description/	&	and	and	Financial	Collateral	Net
Counterparty	Liabilities	Liabilities	Liabilities	Instruments	Received	Amount
Securities out on loan
U.S. Bank N.A.	$18,080,500	$—	$18,080,500	$—	$(18,080,500)[1]	$—
Forward Foreign
Currency Contracts
Bank of New York	2,035,936	—	2,035,936	(173,746)	—	1,862,190
	$20,116,436	$—	$20,116,436	$(173,746)	$(18,080,500)	$1,862,190

Liabilities
Gross Amounts not
offset in the Statement
	Gross		Net	of Assets and Liabilities
	Amounts		Amounts
	Presented		Presented
	in	Financial	in the
	Statement	Instruments	Statement
	of Assets	with	of
Description/	&	Allowable	Assets and	Financial	Collateral	Net
Counterparty	Liabilities	Netting	Liabilities	Instruments	Pledged	Amount
Forward Foreign
Currency Contracts
Bank of New York	$173,746	$—	$173,746	$(173,746)	$—	$—
Written Options
Interactive Brokers	35,000	—	35,000	—	(35,000)[2]	—
	$208,746	$—	$208,746	$(173,746)	$(35,000)	$—

[1]	The Fund received cash collateral of $19,125,770, which was subsequently invested in the First American Government Obligations Fund – Class Y as reported in the Schedule of Investments.
[2]	Collateral Pledged is included in Due from Broker on the Statement of Assets and Liabilities.

In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization.  Actual collateral received/pledged may be more than the amounts disclosed herein.

F.
Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Evermore Global Value Fund
NOTES TO FINANCIAL STATEMENTS June 30, 2020 (Unaudited), Continued

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

G.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

A regulated investment company may elect to treat any portion of its qualified late year losses as arising on the first day of the next taxable year. Qualified late year losses are any ordinary and net capital losses incurred between November 1 and the end of the fiscal year, December 31. For the taxable year ended December 31, 2019, the Fund deferred, on a tax basis, capital losses of $1,254,498. The Fund does not intend to defer any late-year ordinary losses.

As of December 31, 2019, the Fund did not have any capital loss carryforwards available for federal income tax purposes. During the tax year ended December 31, 2019, the Fund did not utilize Short Term Capital Loss Carryovers or Long Term Capital Loss Carryovers.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The reclassifications were primarily a result of the utilization of E&P distributed to redeeming shareholders. For the year ended December 31, 2019, the following table shows the reclassifications made:

Total	Paid in
Distributable Earnings	Capital
$167,889	$(167,889)

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as other expense in the Statement of Operations. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years (2016-2018), or expected to be taken in the Fund’s 2019 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, New Jersey State, and Massachusetts State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Generally, tax authorities can examine all tax returns filed for the last three years.

H.
Forward Foreign Currency Contracts.  The Fund may enter into forward foreign currency contracts as hedges against either specific transactions or fund positions. The aggregate principal amount of the contracts are not recorded because the Fund intends to settle the contracts prior to delivery. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains or losses at the time the forward contracts are extinguished. For federal income tax purposes, the Fund elected capital treatment for all realized and unrealized transactions on forward foreign currency contracts during the six months ended June 30, 2020.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit a potential gain that might result should the value of the currency increase.  These contracts involve market risk in excess of the amount reflected in the Fund’s Statement of Assets and Liabilities.  The face or contract amount in U.S. dollars reflects the total exposure the Fund has in that particular currency contract. In addition, there could be exposure to risks (limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of counterparties.  Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down by at least the predetermined threshold amount.

Evermore Global Value Fund
NOTES TO FINANCIAL STATEMENTS June 30, 2020 (Unaudited), Continued

I.
Short Sales.  The Fund may make short sales of securities, including “short sales against the box.” In a short transaction, a fund sells a security it does not own in anticipation that the market price of that security will decline.  The Fund expects to make short sales (i) as a form of hedging to offset potential declines in long positions in similar securities, (ii) in order to maintain portfolio flexibility and (iii) for profit.

When the Fund makes a short sale, its broker borrows the security to be sold short and the broker-dealer maintains the proceeds of the short sale while the short position is open.  The Fund must keep the proceeds account marked to market and must post additional collateral for its obligation to deliver securities to replace the securities that were borrowed and sold short. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

A Fund’s obligation to replace borrowed securities will be secured by collateral deposited with the broker-dealer or the Fund’s custodian bank, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed.  The Fund will also be required to segregate similar collateral to the extent, if any (excluding any proceeds of the short sales), necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

Short sales carry risks of loss if the price of the security sold short increases after the sale.  In this situation, when a Fund replaces the borrowed security by buying the security in the securities market, the Fund may pay more for the security than it has received from the purchaser in the short sale.  A Fund may, however, profit from a change in the value of the security sold short, if the price decreases.

J.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a high cost basis.  Discounts/premiums on debt securities purchased are accreted/ amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

K.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund, which are determined in accordance with income tax regulations, are normally declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

L.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

M.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. As discussed in Note 1, certain shares are subject to a redemption fee if sold before a specified holding period.  Any redemption fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’ daily NAV calculation.

N.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

O.
Securities Lending. The Fund is authorized to lend securities it holds to brokers, and other financial organizations. This activity is subject to an agreement where U.S. Bank N.A. acts as the Fund’s agent. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Pursuant to these agreements, income earned from the securities lending program is paid to the Fund, net of any fees paid to U.S. Bank N.A. and is recognized as “Securities lending income” on the Statement of Operations.

Lending of the Fund’s securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral in instances when the value of the collateral is less than the loaned securities, (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or (iv) the Fund may experience losses related to the reinvestment of collateral. To minimize these risks, loans must be continuously secured by collateral consisting of cash or securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, or an irrevocable standby letter of credit or any combination thereof. The collateral and the securities loaned shall be marked to market daily. Upon the origination of any loan, collateral required by U.S. Bank N.A. shall be equal to 100% of the market value (plus accrued

Evermore Global Value Fund
NOTES TO FINANCIAL STATEMENTS June 30, 2020 (Unaudited), Continued

interest) of the securities loaned. The collateral must be received concurrently with delivery of the loaned securities and the collateral must be kept in an account appropriately segregated by the custodian from any assets belonging to the Fund. The value of the collateral requirement is determined based upon the closing price of a borrowed security, with the collateral balance adjusted the following business day. Although there is no specified time limit regarding how long a security may be out on loan, the Fund or the borrower may request that a security on loan be returned at any time. If the Fund requests that a specific security be returned, and the borrower fails to return such security, the Fund will be able to retain the borrower’s collateral. Assets in the collateral account will be invested by U.S. Bank N.A., as directed by the Adviser in a short term U.S. government money market instrument that constitutes an “Eligible Security” (as defined in Rule 2a-7 under the Investment Company Act). All of the assets that are held by the collateral account will be valued on an amortized cost basis to the extent permitted by applicable Commission or staff releases, rules, letters or orders.

During the six months ended June 30, 2020, the Fund had loaned securities that were collateralized by cash.  The cash collateral received was invested in the First American Government Obligations Fund – Y Class Shares and is presented in the Fund’s Schedule of Investments as “Securities Held as Collateral on Loaned Securities.” The securities lending program restricts investments to several prescribed money market funds along with a collateralized separate account investment option.

P.
Restricted and Illiquid Securities. The Fund will not purchase nor otherwise acquire any investment if, as a result, more than 15% of its net assets (taken at current market value) would be invested in securities that are illiquid. Generally speaking, an illiquid security is any asset or investment of which the Fund cannot sell a normal trading unit in the ordinary course of business within seven days at approximately the value at which the Fund has valued the asset or investment, including securities that cannot be sold publicly due to legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

Over the past several years, strong institutional markets have developed for various types of restricted securities, including repurchase agreements, some types of commercial paper, and some corporate bonds and notes (commonly known as “Rule 144A Securities”). Securities freely salable among qualified institutional investors under special rules adopted by the SEC, or otherwise determined to be liquid, may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect the Fund’s liquidity. The Fund may, from time to time, participate in private investment vehicles and/or in equity or debt instruments that do not trade publicly and may never trade publicly. These types of investments carry a number of special risks in addition to the normal risks associated with equity and debt investments. In particular, private investments are likely to be illiquid, and it may be difficult or impossible to sell these investments under many conditions. The Fund may from time to time establish one or more wholly-owned special purpose subsidiaries in order to facilitate the Fund’s investment program which may reduce certain of the costs (e.g. tax consequences) to the Fund.

Q.
REIT Distributions. The character of distributions received from real estate investment trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary. The Fund did not hold any REITs during the six months ended June 30, 2020.

R.
The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

S.
Subsequent Events. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Fund has determined that there were no subsequent events that would be required to be disclosed in the Fund’s financial statements.

Evermore Global Value Fund
NOTES TO FINANCIAL STATEMENTS June 30, 2020 (Unaudited), Continued

NOTE 3 – INVESTMENT ADVISORY FEES, SERVICING FEES, AND OTHER FEES AND EXPENSES

The Adviser provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Adviser furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.99% based upon the average daily net assets of the Fund.  As compensation for its services, for the six months ended June 30, 2020, the Fund incurred $1,973,822 in advisory fees, of which $244,796 was payable to the Adviser at June 30, 2020.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bank N.A., serves as the Fund’s administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  Fund Services also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.

Compass Distributors, LLC (the “Distributor”) is the Fund’s distributor. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund.  Both the Distributor and Custodian are affiliates of the Administrator.

At a meeting held on August 22, 2018, the Board approved a line of credit (“LoC”) with U.S. Bank N.A. to be used for temporary or emergency purposes, primarily for financing redemption payments, using the securities in the Fund portfolio as collateral. At a meeting held on August 25, 2020, the Board approved the renewal of the LoC. Borrowing under the LoC is limited to the lesser of 15% of the total market value of the Fund, 33.33% of the Fund’s unencumbered assets, or $30,000,000 for the Fund. The interest rate paid by the Fund on outstanding borrowings is equal to the prime rate which was 3.25% at June 30, 2020. Interest expense incurred for the Fund, if any, is disclosed on the Statement of Operations. For the six months ended June 30, 2020, the Fund had average borrowings of $92,137 and the weighted average interest rate on the LoC borrowings was 3.25%. The Fund had maximum borrowings of $16,769,000 during the year.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Investor Class shares. The Plan provides that the Fund may pay a fee to the Distributor at an annual rate of 0.25% of the average daily net assets of Investor Class shares.  No distribution or shareholder servicing fees are paid by Institutional Class shares.  These fees may be used by the Distributor to provide compensation for sales support distribution activities, or shareholder servicing activities.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2020, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $50,372,860 and $209,143,271, respectively.

There were no purchases or sales of long-term U.S. government securities for the six months ended June 30, 2020.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended December 31, 2019 and for the year ended December 31, 2018 for the Fund were as follows:

	December 31, 2019	December 31, 2018
Distributions paid from:
Ordinary income*	$13,310,223	$3,538,530
Long-term capital gains**	2,802,918	8,501,724
Total distributions	$16,113,141	$12,040,254

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Fund designates this distribution as long-term capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3)(C).

Evermore Global Value Fund
NOTES TO FINANCIAL STATEMENTS June 30, 2020 (Unaudited), Continued

As of December 31, 2019, the components of accumulated losses on a tax basis were as follows:

Total Portfolio
Cost of investments	$550,415,437
Gross tax unrealized appreciation	159,210,131
Gross tax unrealized depreciation	(73,381,757)
Net tax unrealized appreciation	85,828,374
Undistributed ordinary income	426,028
Undistributed long-term capital gain	—
Total distributable earnings	426,028
Other accumulated losses	(1,254,498)
Total accumulated losses	$84,999,904

The difference between cost of investments for financial reporting and cost of investments for Federal income tax purposes was due primarily to timing differences in recognizing certain gains and losses on security transactions (e.g., wash sale loss deferrals, passive foreign investment company transactions, and unrealized gains (losses) recognition of derivatives).

NOTE 6 – INVESTMENTS IN AFFILIATES

The Fund owned 5% or more of the voting securities of the following companies during the six months ended June 30, 2020. As a result, these companies are deemed to be affiliated companies. The below table represents market value:

	Value
	January 1,				Realized
Issuer	2020	Purchases	Sales		Gain (Loss)
Emergent Capital, Inc. (United States)	$3,325,791	$—	$—		$—
Enzo Biochem, Inc. (United States)	8,324,279	—	674,250		(458,892)
MagnaChip Semiconductor Corp. (South Korea)[1]	24,468,527	495,572	10,038,103		1,912,887
Navios Maritime Containers LP (Greece)	7,804,979	—	644,758		(3,860,786)
	$43,923,576	$495,572	$11,357,111		$(2,406,791)

	Change in				Share
	Unrealized		Value		Balance
	Appreciation	Dividend	June 30,		June 30,
Issuer	(Depreciation)	Income	2020		2020
Emergent Capital, Inc. (United States)	$2,188,509	$—	$5,514,300	[2]	16,710,000
Enzo Biochem, Inc. (United States)	(757,617)	—	6,433,520	[2]	2,872,107
MagnaChip Semiconductor Corp. (South Korea)[1]	(3,629,030)	—	13,209,853		1,282,510
Navios Maritime Containers LP (Greece)	(1,022,365)	—	2,277,070	[2]	2,811,197
	$(3,220,503)	$—	$27,434,743		23,675,814

[1]	Issuer was no longer an affiliate as of June 30, 2020.
[2]	The value of these securities agrees to the Investments in Affiliated Securities, at Value in the Statement of Assets and Liabilities.

Evermore Global Value Fund
TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the following table.  Additional information regarding the Trustees is included in the Fund’s SAI and is available without charge, upon request, by calling 866-EVERMORE or (866) 383-7667.

Number of
Portfolios
		Term of		in Fund
	Position	Office and		Complex
	with the	Length of	Principal Occupation	Overseen
Name, Age and Address	Trust	Time Served	During Past Five Years	by Trustees	Other Directorships Held

Independent Trustees of the Trust

Eugene W. Bebout III	Trustee	Indefinite	Chief Financial	1	Director and Audit Committee
(born 1959)	and	Term since	Officer and		Member, Summit Educational
89 Summit Avenue	Audit	2009	Chief Operating		Foundation (2012 – 2019);
3rd Floor	Committee		Officer, AssuredPartners		Director and Treasurer, Summit
Summit, NJ 07901	Chairman		Jamison LLC,		Lacrosse Club (2009 – 2015);
			an Insurance Agent		Audit Committee Chair,
			and Broker		Summit Area YMCA
			(since 2003)		(2011 – 2015).

Nathan Gantcher	Chairman	Indefinite	Managing Member,	1	Director, Mack-Cali Realty
(born 1940)	and	Term since	EXOP Capital LLC,		Corporation (1999 – 2019);
89 Summit Avenue	Trustee	2011	an investment firm		Director, Albert Einstein
3rd Floor			(since 2005)		College of Medicine (since
Summit, NJ 07901					2016); Former Director,
Cambridge Capital Acquisition
Corp. (2013 – 2015); Trustee,
Montefiore Medical Center
(since 2012).

Stephen J. Balog	Trustee	Indefinite	Owner, Camrig, LLC,	1	Director of CDx Diagnostics
(born 1955)	and	Term since	Camrig, LLC, a camera		(2017 to April 2020); Partner
89 Summit Avenue	Valuation	2016	accessory company		and Director of Incubate LLC
3rd Floor	Committee		(since 2013); Owner,		(since 2019); Director of Fizzics
Summit, NJ 07901	Chairman		Rocky Mountain		Group Inc. (since 2019); The
			Western, LLC, an		Citizens Campaign (since
			online Bolo tie retailer		2005); Harding Township Civic
			(since 2011), Chief		Association (since 2008);
			Financial Officer and		St. Joseph’s High School
			Partner, Growth Partner		Foundation (since 2008);
			LLC (since 2018), a		Kemmerer Library Harding
			digital marketing agency		Township (since 2010).
holding company

Julie Keenan	Trustee	Indefinite	Managing Member,	1	KIPP Team Academy (since
(Born 1962)		Term since	EMB Enterprises,		2019); Bald Head Island
89 Summit Avenue		2016	LLC, a consulting		Conservancy (since 2019); The
3rd Floor			company (since 2006)		Summit Foundation (since
2000); Duke University, Pratt
School of Engineering Board of
Visitors (since 2015).

Evermore Global Value Fund
TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of		in Fund
	Position	Office and		Complex
	with the	Length of	Principal Occupation	Overseen
Name, Age and Address	Trust	Time Served	During Past Five Years	by Trustees	Other Directorships Held
Interested Trustee
Eric LeGoff	Chief	Indefinite	President, COO	1	Former Director, FXCM Inc.
(born 1961)	Executive	Term since	and Director,		(FX Trading Platform)
89 Summit Ave	Officer	2009	Evermore Global		(2010 – 2017); Director,
3rd Floor	and		Advisors, LLC		Summit Area Public
Summit, NJ 07901	Trustee		(since 2009)		Foundation (since 2015).

Term of
	Position	Office and
	with the	Length of
Name, Age and Address	Trust	Time Served	Principal Occupation During Past Five Years

Officers of the Trust

Eric LeGoff	Chief	Indefinite	President, COO and Director, Evermore Global Advisors, LLC
(born 1961)	Executive	Term since	(since 2009)
89 Summit Ave	Officer	2009
3rd Floor
Summit, NJ 07901

David Marcus	President	Indefinite	CEO, Portfolio Manager and Director,
(born 1965)		Term since	Evermore Global Advisors, LLC (since 2009)
89 Summit Ave		2009
3rd Floor
Summit, NJ 07901

Bartholomew Tesoriero	Chief	Indefinite	CFO, Evermore Global Advisors, LLC (since 2015); Chief
(born 1957)	Financial	Term since	Operating Officer of Axiom International Investors, LLC
89 Summit Ave	Officer;	2015	(2007 – 2015)
3rd Floor	Treasurer
Summit, NJ 07901

Magali Simo	Secretary	Indefinite	Vice President, Investor Services, Evermore Global Advisors, LLC
(born 1961)		Term since	(since 2010)
89 Summit Ave		2009
3rd Floor
Summit, NJ 07901

Douglas Tyre	Chief	Indefinite	Compliance Director, Cipperman Compliance Services, LLC
(born 1980)	Compliance	Term since	(since 2014); Chief Compliance Officer, Evermore Global Advisors,
89 Summit Ave	Officer;	2017	LLC (since 2017)
3rd Floor	Anti-Money
Summit, NJ 07901	Laundering
Officer

Evermore Global Value Fund
ADDITIONAL INFORMATION (Unaudited)

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2019 was 12.99%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended December 31, 2019 was 59.28%.

Pursuant to Section 853 of the Internal Revenue Code the Fund designated the following amounts as foreign taxes paid for the year ended December 31, 2019. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Foreign Dividend Income	$8,728,233
Foreign Taxes Paid	867,897
Foreign Taxes Paid per share	0.020913
Foreign Tax Credit/Deduction	867,897
Foreign Tax Credit/Deduction per share	0.02114224
Fund shares Outstanding as of December 31, 2019	41,500,608

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ending June 30 is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667. Furthermore, you can obtain the Form N-PX on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third quarters with the SEC on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667.  Furthermore, you can obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 866-EVERMORE (866) 383-7667 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Evermore Global Value Fund
PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES EVERMORE FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

WHY?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• account balances
• account transactions
• transaction history
• wire transfer instructions
• checking account information
When you are no longer our customer, we continue to share your information as described in this notice.

HOW?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Evermore Funds Trust chooses to share; and whether you can limit this sharing.

	Does Evermore	Can you limit
Reasons we can share your personal information.	Funds Trust share?	this sharing?
For our everyday business purposes—	Yes	No
Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus
For our marketing purposes—	No	We don’t share
to offer our products and services to you
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes—	Yes	No
information about your transactions and experiences
For our affiliates’ everyday business purposes—	No	We don’t share
information about your creditworthiness
For affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions?	Call 866-EVERMORE (866-383-7667) or go to www.evermoreglobal.com

Evermore Global Value Fund
PRIVACY NOTICE (Unaudited), Continued

What we do
How does Evermore Funds Trust	To protect your personal information from unauthorized access and use, we use security
protect my personal information?	measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Evermore Funds Trust	We collect your personal information, for example, when you
collect my personal information?	• open an account
• provide account information
• give us your contact information
• make a wire transfer
• tell us where to send the money
We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include companies such as Evermore Global Advisors, LLC.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Evermore Funds Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• Evermore Funds Trust doesn’t jointly market.

(This Page Intentionally Left Blank.)

Investment Adviser
EVERMORE GLOBAL ADVISORS, LLC
89 Summit Avenue
Summit, NJ 07901

Distributor
COMPASS DISTRIBUTORS, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Custodian
U.S. BANK N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC,
doing business as U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
220 South Sixth Street
Minneapolis, MN 55402

Legal Counsel
FAEGRE DRINKER BIDDLE & REATH LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103

	Ticker	Cusip
Evermore Global Value Fund
Investor Class	EVGBX	300397106
Institutional Class	EVGIX	300397122

www.EvermoreGlobal.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)       Evermore Funds Trust

By (Signature and Title)*   /s/ Eric LeGoff
Eric LeGoff, Chief Executive Officer

Date:    08/31/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Eric LeGoff
Eric LeGoff, Chief Executive Officer

Date:    08/31/2020

By (Signature and Title)*   /s/ Bart Tesoriero
Bart Tesoriero, Chief Financial Officer

Date:    08/31/2020

* Print the name and title of each signing officer under his or her signature.